EXHIBIT 22
                                POWER OF ATTORNEY
         Effective October 8, 1996, the undersigned Steven A. Van Dyke, a Director of Spreckels Industries, Inc., a Delaware corporation (the "Company"), hereby authorizes and designates Donald C. Roof, Senior Vice President and Chief Financial Officer of the Company and Michael L. Sarina, Controller, Chief Accounting Officer and Secretary of the Company, to execute, acknowledge and file in his name, and as his attorneys-in-fact, individually, the Company's Form 10-K for fiscal year ended June 30, 1996, with the United States Securities and Exchange Commission (the "SEC") for the purpose of complying with Section 13 or 15(b) of the Securities Exchange Act of 1934 and the rules, regulations and SEC interpretations thereunder.

         The undersigned has executed this Power of Attorney this _____ day of October, 1996.

                                           ------------------------
                                               Steven A. Van Dyke


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                               POWER OF ATTORNEY

         Effective October 8, 1996, the undersigned Bart A. Brown, Jr., a Director of Spreckels Industries, Inc., a Delaware corporation (the "Company"), hereby authorizes and designates Donald C. Roof, Senior Vice President and Chief Financial Officer of the Company and Michael L. Sarina, Controller, Chief Accounting Officer and Secretary of the Company, to execute, acknowledge and file in his name, and as his attorneys-in-fact, individually, the Company's Form 10-K for fiscal year ended June 30, 1996, with the United States Securities and Exchange Commission (the "SEC") for the purpose of complying with Section 13 or 15(b) of the Securities Exchange Act of 1934 and the rules, regulations and SEC interpretations thereunder.

         The undersigned has executed this Power of Attorney this _____ day of October, 1996.

                                                   ------------------------
                                                       Bart A. Brown, Jr.


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                                POWER OF ATTORNEY

         Effective October 8, 1996, the undersigned Joshua S. Friedman, a Director of Spreckels Industries, Inc., a Delaware corporation (the "Company"), hereby authorizes and designates Donald C. Roof, Senior Vice President and Chief Financial Officer of the Company and Michael L. Sarina, Controller, Chief Accounting Officer and Secretary of the Company, to execute, acknowledge and file in his name, and as his attorneys-in-fact, individually, the Company's Form 10-K for fiscal year ended June 30, 1996, with the United States Securities and Exchange Commission (the "SEC") for the purpose of complying with Section 13 or 15(b) of the Securities Exchange Act of 1934 and the rules, regulations and SEC interpretations thereunder.

         The undersigned has executed this Power of Attorney this _____ day of October, 1996.

                                                    ------------------------
                                                       Joshua S. Friedman


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                                POWER OF ATTORNEY

         Effective October 8, 1996, the undersigned F. Kenneth Iverson, a Director of Spreckels Industries, Inc., a Delaware corporation (the "Company"), hereby authorizes and designates Donald C. Roof, Senior Vice President and Chief Financial Officer of the Company and Michael L. Sarina, Controller, Chief Accounting Officer and Secretary of the Company, to execute, acknowledge and file in his name, and as his attorneys-in-fact, individually, the Company's Form 10-K for fiscal year ended June 30, 1996, with the United States Securities and Exchange Commission (the "SEC") for the purpose of complying with Section 13 or 15(b) of the Securities Exchange Act of 1934 and the rules, regulations and SEC interpretations thereunder.

         The undersigned has executed this Power of Attorney this _____ day of October, 1996.

                                                    ------------------------
                                                        F. Kenneth Iverson


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                                POWER OF ATTORNEY

         Effective October 8, 1996, the undersigned Stewart M. Kasen, a Director of Spreckels Industries, Inc., a Delaware corporation (the "Company"), hereby authorizes and designates Donald C. Roof, Senior Vice President and Chief Financial Officer of the Company and Michael L. Sarina, Controller, Chief Accounting Officer and Secretary of the Company, to execute, acknowledge and file in his name, and as his attorneys-in-fact, individually, the Company's Form 10-K for fiscal year ended June 30, 1996, with the United States Securities and Exchange Commission (the "SEC") for the purpose of complying with Section 13 or 15(b) of the Securities Exchange Act of 1934 and the rules, regulations and SEC interpretations thereunder.

         The undersigned has executed this Power of Attorney this _____ day of October, 1996.

                                                   ------------------------
                                                        Stewart M. Kasen

                                POWER OF ATTORNEY

         Effective October 8, 1996, the undersigned William J. Nightingale, a Director of Spreckels Industries, Inc., a Delaware corporation (the "Company"), hereby authorizes and designates Donald C. Roof, Senior Vice President and Chief Financial Officer of the Company and Michael L. Sarina, Controller, Chief Accounting Officer and Secretary of the Company, to execute, acknowledge and file in his name, and as his attorneys-in-fact, individually, the Company's Form 10-K for fiscal year ended June 30, 1996, with the United States Securities and Exchange Commission (the "SEC") for the purpose of complying with Section 13 or 15(b) of the Securities Exchange Act of 1934 and the rules, regulations and SEC interpretations thereunder.

         The undersigned has executed this Power of Attorney this _____ day of October, 1996.

                                                  -------------------------
                                                    William J. Nightingale

                                POWER OF ATTORNEY

         Effective October 8, 1996, the undersigned George A. Poole, Jr., a Director of Spreckels Industries, Inc., a Delaware corporation (the "Company"), hereby authorizes and designates Donald C. Roof, Senior Vice President and Chief Financial Officer of the Company and Michael L. Sarina, Controller, Chief Accounting Officer and Secretary of the Company, to execute, acknowledge and file in his name, and as his attorneys-in-fact, individually, the Company's Form 10-K for fiscal year ended June 30, 1996, with the United States Securities and Exchange Commission (the "SEC") for the purpose of complying with Section 13 or 15(b) of the Securities Exchange Act of 1934 and the rules, regulations and SEC interpretations thereunder.

         The undersigned has executed this Power of Attorney this _____ day of October, 1996.

                                                   ------------------------
                                                      George A. Poole, Jr.


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                                POWER OF ATTORNEY

         Effective October 8, 1996, the undersigned S. Donley Ritchey, a Director of Spreckels Industries, Inc., a Delaware corporation (the "Company"), hereby authorizes and designates Donald C. Roof, Senior Vice President and Chief Financial Officer of the Company and Michael L. Sarina, Controller, Chief Accounting Officer and Secretary of the Company, to execute, acknowledge and file in his name, and as his attorneys-in-fact, individually, the Company's Form 10-K for fiscal year ended June 30, 1996, with the United States Securities and Exchange Commission (the "SEC") for the purpose of complying with Section 13 or 15(b) of the Securities Exchange Act of 1934 and the rules, regulations and SEC interpretations thereunder.

         The undersigned has executed this Power of Attorney this _____ day of October, 1996.

                                                      ------------------------
                                                         S. Donley Ritchey


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                                POWER OF ATTORNEY

         Effective October 8, 1996, the undersigned Gary L. Tessitore, Director, President and Chief Executive Officer, of Spreckels Industries, Inc., a Delaware corporation (the "Company"), hereby authorizes and designates Donald C. Roof, Senior Vice President and Chief Financial Officer of the Company and Michael L. Sarina, Controller, Chief Accounting Officer and Secretary of the Company, to execute, acknowledge and file in his name, and as his attorneys-in-fact, individually, the Company's Form 10-K for fiscal year ended June 30, 1996, with the United States Securities and Exchange Commission (the "SEC") for the purpose of complying with Section 13 or 15(b) of the Securities Exchange Act of 1934 and the rules, regulations and SEC interpretations thereunder.

         The undersigned has executed this Power of Attorney this _____ day of October, 1996.

                                                    ------------------------
                                                        Gary L. Tessitore

                                POWER OF ATTORNEY

         Effective October 8, 1996, the undersigned Donald C. Roof, Senior Vice President and Chief Financial Officer, of Spreckels Industries, Inc., a Delaware corporation (the "Company"), hereby authorizes and designates Michael L. Sarina, Controller, Chief Accounting Officer and Secretary of the Company, to execute, acknowledge and file in his name, and as his attorney-in-fact, individually, the Company's Form 10-K for fiscal year ended June 30, 1996, with the United States Securities and Exchange Commission (the "SEC") for the purpose of complying with
Section 13 or 15(b) of the Securities Exchange Act of 1934 and the rules, regulations and SEC interpretations thereunder.

         The undersigned has executed this Power of Attorney this _____ day of October, 1996.

                                                   ------------------------
                                                          Donald C. Roof


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